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                                                                   Exhibit 99
                     MONTHLY SERVICERS CERTIFICATE
                      SERVICER:  NATIONSBANK, N.A.
                     NATIONSBANK AUTO TRUST 1995-A

Pursuant to the Pooling and Servicing Agreement, dated as of December 6, 1995 (as amended and supplemented, the "Pooling and Servicing Agreement") between
NationsBank, N.A., NationsBank of Georgia,N.A.	NationsBank of Florida, N.A.,
and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as
"Servicer"); and Chemical Bank (as "Trustee"), the Servicer is required to
prepare certain information each		month regarding distributions to
Certificateholders' and the performance of the Trust. The information with respect to the applicable Distribution Date and Due Period is set forth below.


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Collection Period	                                                   			May-98
Determination Date			                                                  	6/8/98
Deposit Date		                                                       		6/12/98
Distribution Date		                                                  		6/15/98

Pool Balance on the close of the last day of the preceding
    Collection Period	                                       			214,327,484.24
Less:	Principal Collections	                                   		13,873,278.20
     	Purchase Amount allocable to Principal		                      	14,614.21
    	 Realized Losses 			                                           414,018.34
                                                              ----------------
Pool Balance on the close of the last day of the Collection
    Period                                                      200,025,573.49
                                                              ================
Original Pool Balance	                                     			1,066,816,806.33
Pool Factor			                                                      	18.74976%

Class A Certificate Balance
     	Beginning Class A Certificate Balance			                  207,897,659.71
     	Class A Principal Distribution to Class A Distribution
           Account                                               13,872,853.43
                                                              ----------------
     	Ending Class A Certificate Balance		                     	194,024,806.28
Original Class A Certificate Balance                      				1,034,812,302.14
 Class A Pool Factor 			                                            	18.74976%

Class B Certificate Balance
     	Beginning Class B Certificate Balance                    			6,429,824.52
     	Class B Principal Distribution to Class B Distribution
          Account			                                                429,057.32
                                                              ----------------
     	Ending Class B Certificate Balance		                       	6,000,767.20
Original Class B Certificate Balance				                         32,004,504.19
 Class B Pool Factor                                             				18.74976%

Class A Pass-Through Rate                                          				5.8500%
Class B Pass-Through Rate                                          				6.0000%

Class A Percentage		                                                		97.0000%
Class B Percentage			                                                 	3.0000%

Available Interest
    	Collections and Liquidation Proceeds allocable to interest		 1,769,546.29
    	Recoveries                                                  			178,565.97
    	Purchase Amount allocable to Interest		                           	181.07
                                                              ----------------
               		Total Interest Collections                     		1,948,293.33
    	Advances for the related Distribution Date	                  		376,199.04
    	Less:  Outstanding Advances to be reimbursed		                	259,672.37
                                                              ----------------
               		Total Available Interest	                       	2,064,820.00

Available Principal
    	Collections and Liquidation Proceeds allocable to
         Principal			                                            13,873,278.20
    	Purchase Amount allocable to Principal		                       	14,614.21
                                                              ----------------
               		Total Available Principal		                     13,887,892.41

Deposit to Certificate Account
    	Available Interest	                                        		2,064,820.00
    	Available Principal			                                      13,887,892.41
    	Withdrawal from Reserve Account	                                   		0.00
    	Less:  Basic Servicing Fee to be withheld from Collections		  	178,606.24
                                                              ----------------
               		Net Deposit to Certificate Account            		15,774,106.17

Class A Interest Distribution
     	Class A Monthly Interest                                 			1,013,501.09
     	Class A Interest Carryover Shortfall	                             		0.00
                                                              ----------------
               		Total                                          		1,013,501.09

Class B Interest Distribution
     	Class B Monthly Interest		                                    	32,149.12
     	Class B Interest Carryover Shortfall		                             	0.00
                                                              ----------------
               		Total	                                             	32,149.12

Class A Principal Distribution
     	Class A Monthly Principal		                               	13,872,853.43
	     Class A Principal Carryover Shortfall from the
          preceding Distribution Date		                                  	0.00
                                                             -----------------
                	Total	                                         	13,872,853.43

Class B Principal Distribution
     	Class B Monthly Principal	                                  		429,057.32
     	Class B Principal Carryover Shortfall from the
          preceding Distribution Date	                                  		0.00
                                                              ----------------
               		Total                                            		429,057.32

Basic Servicing Fee (inc. unpaid amount from prior periods)	     			178,606.24

Distributions to the extent of Available Interest and
     Available Reserve Amount	(and Class B Percentage
     of Available Principal with respect to Class A Interest
     Distribution)
    	Unpaid Basic Servicing Fee to Servicer			                      178,606.24
    	Class A Interest Distribution to Class A Distribution
        Account		                                                	1,013,501.09
    	Class B Interest Distribution to Class B Distribution
         Account	                                                  		32,149.12

Distributions of Available Principal, Remaining Available
    Interest	and Remaining Available Reserve Amount
    Class A Principal Distribution to Class A Distribution
       Account                                                			13,872,853.43
   	Class B Principal Distribution to Class B Distribution
       Account		                                                   	429,057.32
   	To Reserve Account up to Specified Reserve Account Balance		    	20,336.49
   	Any Remaining Amounts to Sellers			                             406,208.72


Specified Reserve Account Balance		                            		13,335,210.08
	Greater of:
	(a) Reserve percentage applicable	                                    		5.00%
     Pool Balance on last day of Collection Period times
       reserve percentage applicable	                          		10,001,278.67
	(b) Lesser of: Deposit from Available Interest and
       Available Principal
   		(i)  floor amount stated or		                               13,335,210.08
   		(ii) Pool Balance on last day of Collection Period
   	      plus interest through Scheduled Distribution Date   		255,169,094.88
	Specified Reserve Account Balance	                            		13,335,210.08

Reserve Account
     	Beginning Balance	                                       		13,335,210.08
     	Deposit from Available Interest and Available Principal		     	20,336.49
     	Investment Earnings		                                         	57,217.92
     	Less:  Withdrawal from Reserve Account and deposit to
               Certificate Account to cover:
        		Accrued and unpaid Basic Servicing Fees                       		0.00
        		Amounts to be distributed to Certificateholders'              		0.00
        		Reimb. to Servicer for Outstanding Advances
             associated with Defaulted Accounts	                    	20,336.49
    	Less: Withdrawal by Sellers of Excess of Reserve Account
             Balance Over Specified Reserve Account Balance            			0.00
    	Less:  Withdrawal of Investment Earnings by Servicer	         		57,217.92
                                                              ----------------
    	Ending Balance	                                           		13,335,210.08
                                                              ================

Available Reserve Account Balance			                            	13,335,210.08

Realized Losses                                                 				414,018.34
Net Loss Ratio (annualized)
      	For the current Collection Period		                              	1.36%
      	For the preceding Collection Period		                            	2.70%
      	For the second preceding Collection Period	                     		2.29%
Average Net Loss Ratio (Specified Reserve Account Balance
   increases if greater than 1.50%)			                                  	2.12%

Delinquency Analysis
      	Number of Loans
            		   30 to 59 days past due 	                                 	970
            		   60 to 89 days past due                                  		207
            		   90 or more days past due 	                               	153
                                                              ----------------
            		Total                                                    		1,330

       Principal Balance
            		   30 to 59 days past due                         		6,770,373.91
            		   60 to 89 days past due 	                        	1,460,924.51
		               90 or more days past due 	                      	1,307,030.11
                                                             -----------------
            		Total	                                             	9,538,328.53

Delinquency Ratio
      	For the current Collection Period                              			1.38%
      	For the preceding Collection Period		                            	1.27%
      	For the second preceding Collection Period		                     	1.31%
Average Delinquency Ratio (Specified Reserve Account Balance
   increases if greater than 1.25%)			                                  	1.32%

Collateral Repossessed and Held by the Trust
      	Number                                                            			80
      	Principal Balance		                                         	659,979.32

Weighted Average Computations
      	Weighted Average Coupon		                                    	10.61850%
      	Weighted Average Original Term		                                 	61.64
      	Weighted Average Remaining Term		                                	23.85


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